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                                                                   EXHIBIT 10.25

                   SEPARATION AGREEMENT AND GENERAL RELEASE
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  THIS SEPARATION AGREEMENT AND GENERAL RELEASE is made as of the 29th day of
September, 1998 (hereinafter referred to as the "Settlement Agreement"), by and among Branko Terzic (hereinafter referred to as "Terzic") and Yankee Energy System, Inc. (hereinafter referred to as "YES") and Yankee Gas Services Company (hereinafter referred to as "Yankee Gas").

                             W I T N E S S E T H:
                             - - - - - - - - - -

  WHEREAS, Terzic, YES and Yankee Gas are parties to an Employment Agreement dated September 15, 1994 pursuant to which Terzic has been serving as Chairman, Chief Executive Officer and a Director of Yankee Gas and Chairman, President, Chief Executive Officer and a Director of YES (the "Employment Agreement");

  WHEREAS, Terzic is a participating member in YES' existing Long-Term Incentive Compensation Plans (the "Plans");

  WHEREAS, Terzic has elected to resign his employment with Yankee Gas and YES effective at the close of business on September 29, 1998 (the "Resignation Date"); and

  WHEREAS, Terzic, Yankee Gas and YES desire to settle fully and finally any differences, rights and duties arising among them, including, but in no way limited to, any differences, rights, and duties that have arisen or might arise out of or are in any way related to the Employment Agreement, the Plans, Terzic's employment with Yankee Gas and YES, and the conclusion of such employment;

  NOW, THEREFORE, in consideration of the covenants and mutual promises herein contained, it is agreed as follows:

  FIRST:  This Settlement Agreement shall not in any way be construed as an
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admission by Yankee Gas, YES or Terzic that any party has any valid claims whatsoever against the other party, and Yankee Gas, YES and Terzic specifically deny any liability to or for any wrongful acts against one another.

  SECOND:  Terzic represents that he has not filed against Yankee Gas and YES
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or any of their respective, parents, subsidiaries and affiliates and each of their respective stockholders, predecessors, successors, assigns, agents, directors, officers, employees and representatives, (collectively, the "Related Persons"), any complaints, charges or lawsuits with any governmental agency or any court arising out of Terzic's employment by Yankee Gas and YES, any ownership or purported ownership of any stock of Yankee Gas and YES or any of their parents, subsidiaries or affiliates or any other matter arising on or prior to the date hereof. Terzic covenants and
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agrees that he will not, directly or indirectly, commence or prosecute, or assist in the filing, in any court or local and state administrative agency any claim or charge, against Yankee Gas and YES or any of their Related Persons, arising out of any of the matters set forth in this Settlement Agreement or based upon any common law or statutory claim against Yankee Gas and YES or any of the Related Persons that can be brought under Federal law or the law of any state; provided, however, that this shall not limit Terzic from commencing a proceeding for the sole purpose of enforcing his rights under this Settlement Agreement.

     THIRD:  Yankee Gas hereby agrees to pay Terzic in a lump sum, an amount
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equal to twice Terzic's current base salary (excluding any bonus or other compensation amounts), less all applicable payroll deductions, such payment to be made on a date selected by Yankee Gas not later than October 15, 1998, but in no event earlier than the expiration of the seven-day period referred to in Section Twenty-Second (the "Separation Payment"). Terzic acknowledges and agrees that the Separation Payment and the provision of the other benefits described herein exceed any payment to which Terzic would otherwise have been entitled under the Employment Agreement or otherwise. Terzic further acknowledges and agrees that he shall not be entitled to receive any additional bonus payments other than those that have been previously paid and that other than as specifically set forth in this Settlement Agreement, he is not due any compensation, including compensation for unpaid salary, unpaid bonus, or accrued or unused vacation time or vacation pay.

     FOURTH:  YES covenants and agrees that all of Terzic's unvested stock
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options to purchase stock of YES shall vest on or prior to the Resignation Date.
Terzic shall be entitled to exercise all of his options to purchase stock in YES in accordance with the terms and conditions of YES' stock option agreements and the Plans. Notwithstanding the foregoing or anything else contained in the stock option agreements or the Plans, Terzic acknowledges and agrees that Terzic's options to purchase stock in YES shall expire on the first anniversary of the Resignation Date. In addition, Terzic's 4,000 restricted common shares of YES shall vest and be deemed unrestricted on or prior to the Resignation
Date.

     FIFTH:  Yankee Gas shall provide Terzic with continued medical coverage
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under its medical plan as amended from time to time by Yankee Gas in its sole discretion until the earliest of (i) March 31, 1999; or (ii) the date that Terzic becomes eligible to receive health care coverage offered by a subsequent employer. Thereafter, Terzic shall be entitled to extend his medical coverage, at his expense, in accordance with the terms and conditions of COBRA and the limitations thereof.

     SIXTH:  YES, at its sole expense, shall provide reasonable outplacement
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service through Lee Hecht Harrison to Terzic for a period of six (6) months following the Resignation Date.

     SEVENTH:  Yankee Gas shall pay Terzic the amount of $18,462, less all
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applicable withholding taxes, such sum representing the unused portion of
Terzic's 1998 vacation days, such payment to be made within thirty (30) days of the Resignation Date.

     EIGHTH:  Yankee Gas and YES shall deem Terzic to be fully vested, as of
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December 31,
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1998, in ten (10) years of service under YES' Retirement Plan and Excess Benefit
Plan.

     NINTH:  Terzic shall return to Yankee Gas the leased vehicle that is
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currently being provided to him no later than October 2, 1998.  Terzic shall have the right, until October 30, 1998, to purchase said vehicle for a price equal to the cost Yankee Gas would incur itself to purchase the vehicle under the terms of the related lease.

     TENTH:    (a)  Terzic agrees and acknowledges that during the course of his
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employment with Yankee Gas and YES he had confidential information about and which is the property of Yankee Gas and YES. Such confidential information includes, but is not limited to, customers, trade practices, pricing and other competitive practices, trade secrets, computer access and source codes, financial data and know-how of Yankee Gas and YES, their parents, subsidiaries and affiliates.

               (b) Terzic agrees and acknowledges that Yankee Gas and YES are engaged in a competitive business and that any disclosure, divulgence, use or revelation of any confidential information would be highly detrimental to Yankee Gas and YES and that serious loss of business and other damage may result therefrom.

               (c) At all times hereafter, Terzic will maintain the confidentiality of all information relating to the business, customers, trade practices, pricing and other competitive practices, trade secrets, computer access and source codes, financial data and know-how of Yankee Gas and YES, their parents, subsidiaries and affiliates, and Terzic will not, directly or indirectly, make any disclosure thereof to anyone, or make any use thereof, on his own behalf or on behalf of any third party, without Yankee Gas' and YES' prior written consent. Terzic has returned or will immediately return to Yankee Gas and YES all computers (except the Dell laptop currently in Mr. Terzic's possession), pagers, portable telephones, facsimile machines, customer lists, computer disks, reports, files, memoranda, records and software, credit cards, cardkey passes, door and file keys, computer access codes or disks and instructional manuals, and other physical or personal property which he received or prepared or helped prepare in connection with his employment with Yankee Gas and YES or his service as an employee of Yankee Gas and YES, their subsidiaries and affiliates, and Terzic has not retained and will not retain any copies, duplicates, reproductions or excerpts thereof. Terzic agrees to take all necessary actions, if required by and at the cost of Yankee Gas and YES, to vest such property rights in Yankee Gas and YES. This subsection (c) shall not apply to speeches and articles on utility industry topics written by Terzic during the course of his employment and available to the public as of the date of this Agreement.

     ELEVENTH:  Not later than October 2, 1998, Terzic shall submit an itemized
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listing of any unreimbursed business expenses incurred by him on behalf of
Yankee Gas and YES. Within five business days following receipt of such list, Yankee Gas or YES will reimburse Terzic for all such ordinary and reasonable business expenses incurred by him through the Resignation Date.

     TWELFTH:  Effective as of the Resignation Date, Terzic hereby resigns all
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positions with Yankee Gas and YES and their respective subsidiaries and affiliates as an officer, employee
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or member of any board of directors. As used herein, the term "affiliates" shall include all utility industry-related organizations with respect to which Terzic serves at the request of or in connection with the business of either Yankee Gas or YES but shall not include other non-profit organizations in which Mr. Terzic continues to serve solely in an individual capacity.

     THIRTEENTH:  Terzic agrees that he shall not make any statements or
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comments to the media concerning Yankee Gas, YES, any of the of the Related
Parties, his employment with Yankee Gas and YES, or the termination thereof without the prior written consent of Yankee Gas or YES, except to generally endorse and explain the "Statement of Branko Terzic" referred to below. Nothing in this Agreement shall prohibit Terzic from media discussions concerning his plans or planning for future employment nor inhibit him from sharing his opinions concerning the natural gas industry without mention, directly or indirectly, of Yankee Gas, YES or any of the Related Persons.

     The parties agree that a mutually-agreed press release relating to Terzic's termination of employment shall be publicly released by Yankee Energy, and that concurrently with such release Terzic shall be entitled to publicly release a separate statement which will be reviewed in advance and approved by Yankee Energy, such approval not to be unreasonably withheld.

     FOURTEENTH:  The parties recognize that in view of the nature of Terzic's
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employment and the nature of the confidential information of Yankee Gas and YES to which he has had access during the course of his employment, that in the event of a breach or threatened breach by Terzic of his obligations hereunder, Yankee Gas or YES shall be entitled, if it so elects to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach or to enforce the specific performance thereof. Without limiting the generality of the foregoing, the parties acknowledge that a breach or threatened breach by Terzic of any of the obligations set forth in paragraph TENTH of this Settlement Agreement would cause irreparable harm to Yankee Gas and YES, that Yankee Gas and YES have no adequate remedy at law, and, therefore, Yankee Gas and YES would be entitled to injunctive relief with respect thereto.

     FIFTEENTH:  The parties agree to keep the terms of this Settlement
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Agreement completely confidential except that (i) such terms may be disclosed to legal counsel or tax accountants on a confidential basis or as may be necessary to obtain enforcement thereof, (ii) Yankee Gas and YES may disclose the terms hereof to the extent required, in the opinion of counsel, by applicable law or regulation, and (iii) Terzic may disclose the terms hereof to members of his family (and Terzic shall be responsible for any violation of the confidentiality provisions of this Agreement by family members) or, upon prior notice to Yankee Energy, in response to a subpoena or court order which Yankee Energy shall have a reasonable opportunity to contest.

     SIXTEENTH:  As a material inducement to enter into this Settlement
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Agreement and to make the Separation Payment and provide the other benefits set forth herein, Terzic knowingly and voluntarily releases, acquits and forever discharges Yankee Gas, YES and the Related Persons, from any and all charges, complaints, claims, liabilities, obligations, promises,
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agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any nature whatsoever, known or unknown, suspected or unsuspected, foreseen or unforeseen, matured or unmatured (collectively, "Claims"), which, from the beginning of the world up to and including the date hereof, exists, have existed, or may arise from any matter whatsoever occurring, including, but not limited to, any Claims arising out of or in any way related to (i) the Employment Agreement; (ii) the ownership or purported ownership of any stock of Yankee Gas and YES or any of their parents, subsidiaries or affiliates; (iii) the Plans; and (iv) Terzic's employment with Yankee Gas and YES and the conclusion thereof, which Terzic or any of his heirs, executors, administrators, successors and assigns ever had, now has or at any time hereafter may have, own or hold against Yankee Gas, YES or any of the Related Persons. By executing this Settlement Agreement, Terzic is waiving all Claims against Yankee Gas, YES and the Related Persons arising under federal, state and local labor and anti-discrimination laws and any other restriction on the right to terminate employment, including, without limitation, the Age Discrimination in Employment Act ("ADEA"), the Family and Medical Leave Act, Title VII of the Civil Rights Act, the Americans with Disabilities Act, the Employees Retirement Income Security Act of 1974, and the Connecticut Fair Employment Practices Act, all as amended, including but not limited to, claims based upon race, color, age, religion, sex, national origin, ancestry, sexual orientation, marital status, mental or physical disability and harassment based on any of these categories or any other protected category and any Claims based on the right to the payment of wages, vacation, pension benefits or any other employee benefit. Nothing herein shall release any party from any obligation under this Settlement Agreement.

     SEVENTEENTH:  The parties and Related Persons agree that they will not
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make, or cause to be made, any statements, observations or opinions, or communicate any information (whether written or oral) that disparages or is likely in any way to harm the reputation of any party or any of the Related Persons.

     EIGHTEENTH:  In the event of any breach by Yankee Gas and YES, Terzic may
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only institute an action for specific enforcement of the terms of this
Settlement Agreement and seek damages resulting from such breach. Terzic may not institute any proceeding based on the claims related to his employment with Yankee Gas and YES or the termination thereof.

     NINETEENTH:  In the event that Terzic breaches any of his obligations set
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forth in this Settlement Agreement, Yankee Gas and YES will no longer be obligated to pay the Separation Payment (if it has not already been paid), and Yankee Gas and YES shall be entitled to recover the Separation Payment as liquidated damages for any such breach, together with all costs and attorneys' fees incurred by Yankee Gas and YES or any of the Related Persons.

     TWENTIETH:  In the event of Terzic's death, Terzic's estate, designated
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beneficiary or legal representative shall be entitled to receive the Separation
Payment and other benefits set forth in this Settlement Agreement.

     TWENTY-FIRST:  The parties represent to the other that in executing this
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Settlement Agreement he or it does not rely and has not relied upon any representation or statement not set
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forth herein made by the other party or by any of the other party's agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Settlement Agreement or otherwise.

     TWENTY-SECOND:  Yankee Gas and YES have advised Terzic to consult with an
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attorney of his choosing prior to the signing of this Settlement Agreement and
Terzic hereby represents to Yankee Gas and YES that he has been offered an opportunity to consult with an attorney prior to the execution of this Settlement Agreement. Terzic acknowledges that he has been given an opportunity to consider the waiver of his rights under the ADEA and once he has signed this Settlement Agreement, Terzic shall have seven additional days from the date of execution to revoke his consent to the waiver of his rights under the ADEA.
This Settlement Agreement will not become effective or enforceable until the seven-day period has expired.

     TWENTY-THIRD:  This Settlement Agreement will be governed by and construed
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and enforced under the laws of the State of Connecticut, without regard to its conflict of laws rules.

     TWENTY-FOURTH:  In the event that any one or more of the provisions of this
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Settlement Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby. Moreover, if any one or more of the provisions contained in this Settlement Agreement is held to be excessively broad as to duration, scope, activity or subject, such provisions will be construed by limiting and reducing them so as to be enforceable to the maximum extent compatible with applicable law.

     TWENTY-FIFTH:  Terzic expressly represents and warrants that he has
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carefully read and fully understands that this Settlement Agreement is a general release of all claims, whether known or unknown, and that he has executed this Settlement Agreement voluntarily, without duress, coercion or undue influence and with such advise from his attorney as appropriate.

     TWENTY-SIXTH:  This Settlement Agreement sets forth the entire agreement
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between the parties hereto and may not be changed without the written consent of the parties. This Settlement Agreement supersedes all prior agreements and understandings concerning the subject matter hereof and the parties acknowledge and agree that the Employment Agreement shall be of no further force and effect and that the parties shall have no further obligations under the Employment Agreement. The parties may execute this Settlement Agreement in counterparts.

     TWENTY-SEVENTH:  This Settlement Agreement is intended to be binding upon
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and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     TWENTY-EIGHTH:  Any dispute regarding this Agreement shall be exclusively
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resolved by arbitration under the American Arbitration Association's rules and procedures for resolution of employment disputes. The results of such arbitration shall be final and binding.

BRANKO TERZIC                       YANKEE GAS SERVICES COMPANY
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/s/Branko Terzic                          /s/Charles E. Gooley


___________________________         By:____________________________
                                    Name: Charles E. Gooley
                                    Title: President

                                    YANKEE ENERGY SYSTEM, INC.

                                         /s/Emery G. Olcott

                                    By:____________________________
                                    Name:
                                    Title: